UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2009

ATS Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-18602	41-1595629
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3905 Annapolis Lane North, Minneapolis, Minnesota		55447
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-553-7736

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 27, 2009, ATS Medical, Inc. (the "Company") issued a press release to announce the appointment of Michael E. Reinhardt to the position of Vice President of Marketing effective May 4, 2009. Mr. Reinhardt will be an executive officer of the Company. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release of ATS Medical, Inc. dated April 27, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATS Medical, Inc.

April 28, 2009	By:	Michael R. Kramer

Name: Michael R. Kramer
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of ATS Medical, Inc. dated April 27, 2009